LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2011
LONG-TERM INVESTMENTS

9. LONG-TERM INVESTMENTS

	December 31,
	2010	2011
Investments accounted for under equity method:
– Xi’an Chuang Xin(a)	$—	$—
– Zhanxiang(b)	6,654,247	7,089,995
Investment accounted for under cost method:
– Shanghai Mobil(c)	2,813,052	2,956,720
– Zoom(d)	—	2,900,000
– Others	—	547,612
Total	$9,467,299	$13,494,327

(a)	In September 2008, Spreadtrum Technology established a wholly owned subsidiary in the PRC, Han & Qin Shanghai, through which the Company intended to invest in certain PRC companies. In 2008, Han & Qin Shanghai acquired approximately 39.1% equity interest in Xi’an Chuang Xin Science and Technology Co., Ltd. (“Xi’an Chuang Xin”) for cash of RMB5 million (approximately $0.7 million). The main activities of Xi’an Chuang Xin are research and development, marketing and sales of chips for multimedia products such as digital TV. In 2010, Han & Qin Shanghai disposed its equity interest in Xi’an Chuang Xin to a third party at a price of RMB5 million (approximately $0.7 million) and there was no significant gain or loss resulting from the disposal as the proceeds approximated the carrying value of the investment disposed.
(b)	In December 2009, Spreadtrum Shanghai entered into a joint venture agreement with three other parties to form a joint venture to develop a piece of land adjacent to the Company’s corporate headquarters in Shanghai, China. The joint venture is named Shanghai Zhanxiang Electronics Technology Co., Ltd. (“Zhanxiang”). The registered capital of Zhanxiang is RMB 193.5 million (approximately $28.3 million) and Spreadtrum Shanghai would inject capital of RMB 46.5 million (approximately $6.8 million) in exchange of 24% equity interest. In December 2009, Spreadtrum Shanghai injected RMB 2 million in cash (approximately $0.3 million) into Zhanxiang. Spreadtrum Shanghai paid a deposit of RMB 46.5 million (approximately $6.8 million) for land use rights to this parcel of land in 2007 and recorded such deposit in other long term assets as of December 31, 2009. Under a series of agreements entered into by Spreadtrum Shanghai with other investors of Zhanxiang in 2009, Spreadtrum Shanghai agreed to exchange, in substance, the deposit it had paid for the land use rights as its capital contribution into Zhanxiang. In February 2010, Spreadtrum Shanghai received a refund of its deposit for the land use rights in the amount of RMB 46.5 million (approximately $6.8 million). Thereafter, Spreadtrum Shanghai injected RMB 44.4 million (approximately $6.5 million) into Zhanxiang to complete the capital contribution for its 24% equity interest in Zhanxiang.
(c)	In December 2010, Spreadtrum Tianjin acquired 4.0% equity interest of Shanghai Mobil Embedded Technology Co., Ltd. (“Shanghai Mobil”) at a cash consideration of RMB18.6 million (approximately $2.8 million). The main activities of Shanghai Mobil are development of mobile phone related software platform, games and applications.
(d)	In October 2011, Spreadtrum acquired 8.3% equity interest of Zoom Technologies, Inc. (“Zoom”) for cash consideration of $2.9 million. The main activities of Zoom are manufacturing, R&D and sale of the latest generation mobile phones and related products.

The Company accounted for investment in Zhanxiang using the equity method of accounting due to the fact that the Company has significant influence on the company. The Company recorded $22,033, $114,560 and $1,184,716 as its share of the net loss of the equity investment in 2009, 2010 and 2011, respectively. The Company accounted for investment in Shanghai Mobil, Zoom and other equity investments using cost method as the Company does not have significant influence on these companies.